Exhibit 99.1



Financial Statements of

SOFTARC INC.ADVANCED DATA ENGINEERING, INC.

March 31, 2000

INDEPENDENT AUDITORS' REPORT

To the Shareholders of Advanced Data Engineering, Inc.




                    We have audited the accompanying balance sheet of Advanced Data Engineering, Inc. (a California Corporation) as of March 31, 2000 and the related statements of income and retained earnings and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

                    We conducted our audit in accordance with U.S. generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

                    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Advanced Data Engineering, Inc. as of March 31, 2000, and the results of their operations and their cash flows for the year then ended in conformity with U.S. generally accepted accounting principles.

/s/ Seiler & Company, LLP
San Francisco, California

December 21, 2000

                         ADVANCED DATA ENGINEERING, INC.
                                  BALANCE SHEET

-----------------------------------------------------------------------------------------------------------------
                                                                                       SEPTEMBER 30,   MARCH 31,
                                                                                           2000           2000
-----------------------------------------------------------------------------------------------------------------
                                                                                      (UNAUDITED)
CURRENT ASSETS
  Cash and cash equivalents                                                             $ 87,714       $ 117,647
  Accounts receivable, net of allowance for doubtful accounts of $0                      124,415         174,867
  Costs in excess of billings                                                             53,200         100,331
  Other current assets                                                                    26,196           4,537
-----------------------------------------------------------------------------------------------------------------
Total Current Assets                                                                     291,525         397,382

  Property and equipment, net                                                             30,409          31,589
-----------------------------------------------------------------------------------------------------------------
Total Assets                                                                            $321,934        $428,971
=================================================================================================================

CURRENT LIABILITIES
  Accounts payable                                                                       $13,111         $20,282
  Unearned revenue                                                                        78,200         162,000
  Accrued vacation                                                                        37,870          33,525
  Deferred tax liability - current                                                        29,000          34,000
-----------------------------------------------------------------------------------------------------------------
Total Current Liabilities                                                                158,181         249,807


LONG-TERM LIABILITIES
 Deferred tax liability - noncurrent                                                      11,000          11,000
-----------------------------------------------------------------------------------------------------------------
Total Liabilities                                                                        169,181         260,807
-----------------------------------------------------------------------------------------------------------------


STOCKHOLDERS' EQUITY
  Common stock -.00833 cent par value,
 12,000,000 authorized, 7,200,000 shares issued and
 outstanding                                                                                 600             600
  Retained earnings                                                                      152,153         167,564
-----------------------------------------------------------------------------------------------------------------
Total Stockholders' Equity                                                               152,753         168,164
-----------------------------------------------------------------------------------------------------------------
Total Liabilities and Stockholders' Equity                                              $321,934        $428,971
=================================================================================================================


               See accompanying notes to the financial statements

                         ADVANCED DATA ENGINEERING, INC.
                             STATEMENT OF OPERATIONS

---------------------------------------------------------------------------------------------------------------------
                                                                                        SIX-MONTH
                                                                                       PERIOD ENDED     YEAR ENDED
                                                                                        SEPTEMBER       MARCH 31,
                                                                                         30, 2000         2000
---------------------------------------------------------------------------------------------------------------------
                                                                                       (UNAUDITED)
INCOME
  Professional fees                                                                      $ 638,729       $ 1,383,469
  Reimbursed expenses                                                                       12,459               819
---------------------------------------------------------------------------------------------------------------------
Total Income                                                                               651,188         1,384,288
---------------------------------------------------------------------------------------------------------------------
EXPENSES
 Employee cost and benefits                                                                547,501         1,277,323
  Rent and utilities                                                                        28,899            57,173
  Sales and Marketing                                                                       11,659            32,112
  Other costs                                                                               35,354            17,490
  Supplies                                                                                   6,216            16,148
  Telephone                                                                                 13,834            14,576
  Professional Fees                                                                          6,513            14,383
  Depreciation and amortization                                                              4,100             8,072
  Travel                                                                                     4,585             9,862
  Insurance                                                                                  5,752             4,575
---------------------------------------------------------------------------------------------------------------------
Total Expenses                                                                             664,413         1,451,714
---------------------------------------------------------------------------------------------------------------------
LOSS FROM OPERATIONS                                                                       (13,225)          (67,426)
---------------------------------------------------------------------------------------------------------------------
OTHER INCOME
  Interest and dividend income                                                               2,876            12,548
---------------------------------------------------------------------------------------------------------------------

LOSS BEFORE INCOME TAXES                                                                   (10,349)          (54,878)

---------------------------------------------------------------------------------------------------------------------
Provision for income taxes                                                                   5,062             5,198
---------------------------------------------------------------------------------------------------------------------

NET LOSS                                                                                   (15,411)          (60,076)

RETAINED EARNINGS, BEGINNING OF PERIOD                                                     167,564           227,640
---------------------------------------------------------------------------------------------------------------------
RETAINED EARNINGS, END OF PERIOD                                                         $ 152,153         $ 167,564
------------------------------------------------------------------------------ -------------------- -----------------

               See accompanying notes to the financial statements

                         ADVANCED DATA ENGINEERING, INC.
                             STATEMENT OF CASH FLOWS

--------------------------------------------------------------------------- -------------------- ------------------
                                                                                   SIX-MONTH
                                                                                  PERIOD ENDED         YEAR ENDED
                                                                                  SEPTEMBER 30,         MARCH 31,
                                                                                      2000                2000
--------------------------------------------------------------------------- -------------------- ------------------
                                                                                  (UNAUDITED)
CASH FLOWS FROM OPERATING ACTIVITIES
Net Loss                                                                             $  (15,411)         $ (60,076)
Adjustments to reconcile net loss to cash:
     Depreciation and amortization expense                                                4,100              8,072
     Deferred income taxes                                                               (5,000)            (4,040)
Changes in assets and liabilities:
     Accounts receivable                                                                 50,452            (30,083)
     Cost in excess of billings                                                          47,131              8,916
      Accounts payable                                                                   (7,171)            20,282
     Vacation accrual                                                                     4,345             11,725
     Unearned revenue                                                                   (83,800)           162,000
     Other, net                                                                         (21,659)            (4,815)
--------------------------------------------------------------------------- -------------------- ------------------
Net Cash Provided by (Used in) Operating Activities                                     (27,013)           111,981
--------------------------------------------------------------------------- -------------------- ------------------

CASH FLOWS FROM INVESTING ACTIVITIES
     Purchase of equipment                                                               (2,920)           (11,656)
--------------------------------------------------------------------------- -------------------- ------------------
Net Cash Used by Financing Activities                                                    (2,920)           (11,656)
--------------------------------------------------------------------------- -------------------- ------------------

NET (DECREASE) INCREASE IN CASH                                                         (29,933)           100,325
CASH, BEGINNING OF PERIOD                                                               117,647             17,322
--------------------------------------------------------------------------- -------------------- ------------------
CASH, END OF PERIOD                                                                     $87,714          $ 117,647
===================================================================================================================

OTHER CASH FLOW INFORMATION
===================================================================================================================
     Interest paid                                                                     $      -          $       -
     Income taxes paid                                                                 $  6,410          $   9,570
--------------------------------------------------------------------------- -------------------- ------------------

               See accompanying notes to the financial statements

ADVANCED DATA ENGINEERING, INC.

NOTES TO FINANCIAL STATEMENTS
YEAR ENDED MARCH 31, 2000
(INFORMATION RELATING TO SEPTEMBER 30, 2000 IS UNAUDITED)
================================================================================


      NOTE 1 - ACCOUNTING POLICIES

      A. NATURE OF BUSINESS

      Advanced Data Engineering, Inc. (the Company) provides content transformation solutions that enable organizations to convert large volumes of existing data from multiple sources into XML. The Company performs 99% of its services over the Internet.

      B. USE OF ESTIMATES

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

      C. REVENUE RECOGNITION

      Revenues and profits are recognized using the percentage of completion method of accounting, measured by the proportion of hours incurred to date to estimated total hours for each job. This method is used because management considers hours incurred to be the best available measure of progress on jobs in process.

      The costs of jobs in process include all direct labor costs and indirect costs related to job performance. Selling, general, and administrative costs are charged to expense as incurred. Provisions for estimated losses on uncompleted jobs are made in the period in which the revisions are determined.

      D. CASH EQUIVALENTS

      The Company considers all highly liquid investments with an original maturity of three months or less to be cash equivalents.

      E. PROPERTY AND EQUIPMENT

      Property and equipment are stated at cost. Major improvements that significantly extend the life of an asset are capitalized. Maintenance and repair costs are charged to income currently. Depreciation is computed on a straight-line basis over the estimated useful lives of the assets, as follows:

                                                        Years
                                                        -----
           Furniture and fixtures                          7
           Equipment                                       5


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
ADVANCED DATA ENGINEERING, INC.

NOTES TO FINANCIAL STATEMENTS
YEAR ENDED MARCH 31, 2000
(INFORMATION RELATING TO SEPTEMBER 30, 2000 IS UNAUDITED)
================================================================================

      NOTE 1 - ACCOUNTING POLICIES (CONTINUED)

     F. RESEARCH AND DEVELOPMENT

      Research costs are expensed as incurred.

      Development costs that meet the criteria for deferral under GAAP are deferred and amortized based on the estimated sales revenue of the products, to a maximum period of three years. Other development costs that do not meet these criteria are expensed as incurred. During the period, in management's opinion, no costs met the criteria for deferral.

      G. ADVERTISING COSTS

      Advertising costs are expensed as incurred.

      H. INCOME TAXES

      The Company accounts for income taxes under Statement of Financial Accounting Standards ("SFAS") No. 109, "Accounting for Income Taxes." SFAS No. 109 requires the Company to use an asset and liability approach to recognize deferred tax assets and liabilities for the future tax consequences of events that have been recognized at different times in the financial statements than in the tax returns. Such differences result principally from the use of different accounting methods for reporting accounts receivable, accounts payable, accrued expenses, depreciation of property and equipment, and amortization of organization costs.

      I. CONCENTRATION OF CREDIT RISK

      The Company's bank accounts are insured up to $100,000. The Company had balances in excess of the insurance amount during the year ended March 31, 2000.

      J. STOCK BASED COMPENSATION

      The Company grants stock options for a fixed number of shares to its key officers, directors, employees, advisors and consultants at a fixed price. The Company has elected to follow Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees" ("APB 25") for those options issued to employees and directors, and the related interpretations in accounting for its employee stock options because the alternative fair value accounting provided for under SFAS No. 123, "Accounting for Stock-Based Compensation" ("SFAS 123"), requires the use of option valuation models. Under APB 25, no compensation expense is recognized when the exercise price of the Company's employee stock option granted equals the estimated market price of the underlying stock on the date of the grant.


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

ADVANCED DATA ENGINEERING, INC.

NOTES TO FINANCIAL STATEMENTS
YEAR ENDED MARCH 31, 2000
(INFORMATION RELATING TO SEPTEMBER 30, 2000 IS UNAUDITED)
================================================================================


      NOTE 1 - ACCOUNTING POLICIES (CONTINUED)

      K. RECENTLY ISSUED ACCOUNTING STANDARDS NOT YET IMPLEMENTED

      The Company will be required to adopt the following recently issued accounting standards for reporting purposes in future years.

      In March 2000, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 44 ("FIN 44"), "Accounting for Certain Transactions Involving Stock Compensation, an interpretation of APB Opinion No. 25." The interpretation clarifies the application of Opinion 25 for certain issues including: (1) the definition of an employee for purposes of applying Opinion 25, (2) the criteria for determining whether a plan qualifies as a non-compensatory plan, (3) the accounting consequences of various modifications to the terms of a previously fixed stock option or award, and (4) the accounting for an exchange of stock compensation awards in a business combination. The Company believes that the impact of FIN 44 will not have a material effect on the financial position, results of operations or cash flows of the Company.

      L. INTERIM FINANCIAL STATEMENTS

      The interim financial statements are unaudited, and in the opinion of management, contain all adjustments that are of a normal and recurring nature necessary to present fairly the financial position and results of operations for the interim reporting period. The financial data discussed in the notes to the financial statements for the interim period is also unaudited. Operating results for the six months ended September 30, 2000 are not necessarily indicative of results that may be expected for any future periods.

      NOTE 2 - PROPERTY AND EQUIPMENT
--------------------------

                                                             September 30,       March 31,
                                                                 2000              2000
                                                            (unaudited)
   Property and equipment consist of the following:
       Computer Equipment                                        $33,986           $31,066
       Communications Equipment                                   12,658            12,658
       Furniture and furnishings                                   5,891             5,891
                                                      ------------------- -----------------
                                                                  52,535            49,615

                    Less accumulated depreciation                 22,126            18,026
                                                      ------------------- -----------------

             Total                                               $30,409           $31,589
                                                      =================== ================

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

ADVANCED DATA ENGINEERING, INC.

NOTES TO FINANCIAL STATEMENTS
YEAR ENDED MARCH 31, 2000
(INFORMATION RELATING TO SEPTEMBER 30, 2000 IS UNAUDITED)
================================================================================

      NOTE 3 - LINE OF CREDIT

      The Company secured a $250,000 line of credit dated February 17, 2000. There were no advances against this line of credit as of March 31, 2000. The line of credit expires on February 28, 2001. The line of credit accrues interest on the outstanding principal balance at a per annum interest rate of 1% point above the prime rate. The Company's principal shareholders have guaranteed the line of credit.

      NOTE 4 - CONCENTRATIONS

      The Company is subject to credit risk from non-payment of accounts receivable. The Company mitigates this risk by monitoring the credit worthiness of its customers and limiting its concentration of receivables to any customer or specific group of customers. At March 31, 2000, 77% of its trade receivables were from two customers, 79% of its work in progress was from two customers, and 100% of its unearned revenue was from one customer.

     NOTE 5 - COMMITMENTS

      The Company leases office facilities under an operating lease arrangement. The total rental expense of all operating leases was $45,897 for the year ended March 31, 2000. Future minimum rental commitment required under the non-cancelable operating lease is as follows:

         2001                                          $ 45,000
         2002                                            46,500
         2003                                            48,000
         2004                                            40,500
         2005                                                 -
                                                  -------------
        Total                                         $ 180,000
                                                        =======

      Rent expense under the above lease was $44,923 for the year ended March 31, 2000.

ADVANCED DATA ENGINEERING, INC.

NOTES TO FINANCIAL STATEMENTS
YEAR ENDED MARCH 31, 2000
(INFORMATION RELATING TO SEPTEMBER 30, 2000 IS UNAUDITED)
================================================================================

      NOTE 6 - INCOME TAXES

      Income tax expense consists of the following:

         Current:
           Federal                                        $  17,207
           State                                              8,381
                                                              -----
          Subtotal                                           25,588

        Deferred (benefit):
             Deferred (benefit)                             (20,390)
                                                            -------

        Provision for income taxes                         $  5,198
                                                            =======

      The difference between the March 31, 2000 actual income tax provision and the tax provision computed by applying the statutory federal income tax rate to income before income taxes is attributable to state taxes, meals and entertainment limitations, other permanent items, and the recognition of deferred taxes.

      The Company's total deferred tax assets and deferred tax liabilities at March 31, 2000 are as follows:

      Current deferred income tax liabilities/assets:

      Accounts receivable                                     $ 60,000
      Work in progress                                          34,000
      State taxes, net of federal effect                         5,000
      Prepaids                                                   1,000
                                                                ------
      Total current deferred tax liability                     100,000
                                                                ------

      Accrued vacation                                          11,000
      Unearned revenue                                          55,000
                                                                ------
           Total current deferred tax assets                    66,000
                                                                ------

      Net current deferred tax liabilities                    $ 34,000
                                                               =======

      Non-Current deferred tax liability

        Fixed assets                                            11,000
                                                                ------

       Non-current deferred income tax liability              $ 11,000
                                                               =======

ADVANCED DATA ENGINEERING, INC.

NOTES TO FINANCIAL STATEMENTS
YEAR ENDED MARCH 31, 2000
(INFORMATION RELATING TO SEPTEMBER 30, 2000 IS UNAUDITED)
================================================================================

    NOTE 6 - INCOME TAXES (CONTINUED)

      Those amounts have been presented in the Company's financial statements as follows:

         Deferred income taxes - current                     $ 34,000
         Deferred income taxes - noncurrent                    11,000
                                                               ------

        Total deferred tax liability                         $ 45,000
                                                              =======


      NOTE 7 - EMPLOYEE BENEFIT PLAN

      The Company maintains a salary deferral simplified employee pension plan that covers regular employees who have completed three months of service. The Company contributes an amount up to 3% of the participants'? compensation. Employees are fully vested immediately in the Company's matching contributions. During the year ended March 31, 2000 the Company made contributions to the Plan in the amount of $19,472.

     NOTE 8 - STOCKHOLDER'S EQUITY

      Effective October 1999, the Company's board of directors voted to increase the authorized shares of the Company's common stock from 70,000 shares to 12,000,000 shares, and to authorize a split of the outstanding common stock on a 120 to 1 basis.

     NOTE 9 - 1999 STOCK OPTION PLAN

      The Company has established a stock option plan (the "Plan") to encourage ownership of the Company's common stock by its key officers, directors, employees, advisors and consultants. The maximum number of shares of common stock that may be reserved for issue under the Plan at March 31, 2000 is 2,800,000. The option price, number of shares and the grant date are determined at the discretion of the Company's board of directors subject to the approval of the shareholders of the Company. The exercise price of each option that has been granted under the plan equals the estimated fair market value of the Company's stock on the date of grant. Accordingly, no compensation expense related to the stock option plan was recognized for the year ended March 31, 2000. Options under the Plan vest equally over various periods to a maximum of ten years on the anniversary date of the granting of the option. All options granted under the Plan that have not been exercised on or before the tenth anniversary of the grant will expire on that date subject to earlier termination upon the optionee ceasing to be an officer, director, employee or consultant of the Company.

ADVANCED DATA ENGINEERING, INC.

NOTES TO FINANCIAL STATEMENTS
YEAR ENDED MARCH 31, 2000
(INFORMATION RELATING TO SEPTEMBER 30, 2000 IS UNAUDITED)
================================================================================


NOTE 9 - 1999 STOCK OPTION PLAN (CONTINUED)

A summary of the status of the Company's stock option plan as of March 31, 2000 and September 30, 2000, and changes during the year is as follows:

   Number of Options outstanding on April 1, 1999                    -
   Number of Options granted in period ended March 31, 2000    775,000
      Number of options outstanding at March 31, 2000          -------
     and September 30, 2000                                    775,000
                                                               =======

   Number of Options exercisable at March 31, 2000
      and September 30, 2000                                   243,750
                                                               =======

   Weighted average exercise price per share
      outstanding and per share exercisable                    $  0.10
                                                               =======

   Weighted average fair value of options
      granted during the year                                  $  0.10
                                                               =======

The following table summarizes information about stock options outstanding at March 31, 2000 and September 30, 2000.

                                                   Weighted              Weighted              Number
       Exercise                Number            Average Life            Average           Exercisable at
        Price               Outstanding            Remaining          Exercise Price     March 31, 2000 and
        -----               -----------            ---------          --------------     and  September
                                                                                             30, 2000
                                                                                            ---------

        $ 0.10                775,000              8.5 years              $ 0.10               243,743
        ------                -------              ---------              ------               -------

NOTE 10 - SUBSEQUENT EVENTS

In November of 2000, the Company entered into an agreement to be acquired by SoftQuad Software, Ltd. (a Delaware Corporation) ("the Parent"). The agreement calls for the merger of the Parent's California subsidiary into the Company. The Company is the surviving corporation. The agreement calls for an exchange of the Company's stock for the Parent's stock. The agreement also cancels the Company's 1999 stock option plan in exchange for options in the Parent's stock option plan.


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